Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes

The following table summarizes income tax (benefit) expense.

	Years Ended December 31,
	2021	2020	2019

	(Thousands)
Current:
Federal	$911	$(132,625)	$(106,487)
State	(1,478)	(10,393)	5,774
Subtotal	(567)	(143,018)	(100,713)
Deferred:
Federal	(316,364)	(129,131)	(213,397)
State	(111,106)	(23,144)	(61,666)
Subtotal	(427,470)	(152,275)	(275,063)
Total income tax benefit	$(428,037)	$(295,293)	$(375,776)

For the year ended December 31, 2021, the current federal and state income tax benefit related primarily to the sale of state research and development credits. For the year ended December 31, 2020, the current federal and state income tax benefit consisted primarily of refunds of $117 million, including interest, related to the Company's alternative minimum tax (AMT) credit carryforward, the Tax Cuts and Jobs Act of 2017 (the Tax Cuts and Jobs Act) and the acceleration of the receipt of such refunds with the Coronavirus Aid, Relief and Economic Security Act (CARES Act). The remainder of the tax benefit of $26 million, including interest, was related to federal and state audits that were settled in 2020. For the year ended December 31, 2019, the current U.S. federal income tax benefit consisted primarily of expected refunds of $120 million related to the Company's AMT credit carryforward and the Tax Cuts and Jobs Act.

On December 22, 2017, the U.S. Congress enacted the Tax Cuts and Jobs Act, which made significant changes to U.S. federal income tax law, including lowering the federal corporate tax rate to 21% from 35% and repealing the AMT beginning January 1, 2018. In connection with repealing the AMT, the Tax Cuts and Jobs Act also provided that existing AMT credit carryforwards can be used to offset current federal taxes owed with 50% of any remaining balance being refunded in tax years 2018 through 2020. With the passing of the CARES Act, the Company was able to accelerate these refunds to 2020. As a result of an IRS announcement in January 2019 that reversed its position that AMT refunds were subject to sequestration by the federal government at a rate equal to 6.2% of the refund, the Company reversed the related valuation allowance of $13 million in the first quarter of 2019.

The Tax Cuts and Jobs Act limited the deductibility of interest expense, and, as a result, the Company recorded a valuation allowance in 2019 for a portion of the interest expense limit imposed for separate company state income tax purposes. During 2020, final regulations were issued that provided clarity on several issues that were beneficial to the Company, including (i) the exclusion of commitment fees and debt issuance costs from the definition of interest and (ii) the inclusion of the adding back depreciation, depletion and amortization associated with cost of goods sold to arrive at adjusted taxable income. These changes eliminated the interest expense limitation for the Company and the related valuation allowance was reversed in 2020.

The Company has federal net operating loss (NOLs) carryforwards related to its 2017 acquisition of Rice Energy Inc. and NOLs generated in 2017 in excess of amounts carried back to prior years. The Company also has NOLs acquired in the Company's 2016 acquisition of Trans Energy, Inc., of which a nominal amount is available for use annually over the next 15 years. The Tax Cuts and Jobs Act limited the utilization of NOLs generated after December 31, 2017 that have been carried forward into future years to 80% of taxable income and eliminated the ability to carry NOLs back to earlier tax years for refunds of taxes paid. NOLs generated in 2018 and in future periods can be carried forward indefinitely. As a result of the CARES Act, NOLs generated in 2018, 2019 and 2020 can be carried back five years and are allowed to fully offset taxable income ignoring the 80% limitation if utilized prior to 2021.
Income tax benefit from continuing operations differed from amounts computed at the federal statutory rate of 21% on pre-tax income for reasons summarized below.

	Years Ended December 31,
	2021	2020	2019

	(Thousands)
Tax at statutory rate	$(329,603)	$(263,361)	$(335,469)
State income taxes	(119,881)	(73,976)	(119,659)
Valuation allowance	20,974	106,548	81,522
Tax settlements	—	(33,384)	—
Federal and state tax credits	(3,079)	(11,628)	(7,908)
Other	3,552	(19,492)	5,738
Income tax benefit	$(428,037)	$(295,293)	$(375,776)

Effective tax rate	27.3%	23.5%	23.5%

The Company's effective tax rate for the year ended December 31, 2021 was higher compared to the U.S. federal statutory rate due primarily to state taxes, partly offset by valuation allowances that limit certain federal and state tax benefits as well as the West Virginia tax legislation enacted on April 13, 2021 that changed the way taxable income is apportioned in West Virginia for tax years beginning on or after January 1, 2022. The Company's effective tax rate for the year ended December 31, 2020 was higher compared to the U.S. federal statutory rate due primarily to state income taxes and federal and state income tax settlements, partly offset by valuation allowances that limit certain federal and state tax benefits. The Company's effective tax rate for the year ended December 31, 2019 was higher compared to the U.S. federal statutory rate due primarily to state income taxes and the release of the valuation allowance related to AMT sequestration, partly offset by valuation allowances that limit certain state tax benefits.

The Company believes that it is more likely than not that the benefit from certain state NOL carryforwards and certain federal NOLs acquired in recent acquisitions will not be realized. A valuation allowance is required when it is more likely than not that all or a portion of a deferred tax asset will not be realized. All available evidence, both positive and negative, must be considered in determining the need for a valuation allowance. At December 31, 2021, 2020 and 2019, positive evidence considered included the reversals of financial-to-tax temporary differences, the implementation of and/or ability to employ various tax planning strategies and the estimation of future taxable income. Negative evidence considered included historical pre-tax book losses of the Company. A review of positive and negative evidence regarding these tax benefits resulted in the conclusion that valuation allowances for certain NOLs were warranted as it was more likely than not that the Company would not use them prior to expiration. Uncertainties such as future commodity prices can affect the Company's calculations and its ability to use these NOLs prior to expiration. Further, because of the Tax Cuts and Jobs Act, the Company recorded a write-off of deferred tax assets related to certain executive incentive-based awards to be paid in a future year that will not be deductible.

During 2021, the Company released some of the valuation allowance previously recorded due to unrealized gains recognized during the year and the partial sale of its investment in Equitrans Midstream that resulted in a capital loss that will be carried back to offset capital gains recognized in an earlier year. During 2020 and 2019, the Company recorded a partial valuation allowance against a deferred tax asset related to the unrealized loss recorded on its investment in Equitrans Midstream that it does not believe it will be able to utilize due to limitations imposed on capital losses. The Company provided a valuation allowance on the portion in excess of the carryback. Management will continue to assess the potential for realizing deferred tax assets based on the feasibility of future tax planning strategies and may record adjustments to the related valuation allowances in future periods that could materially impact net income.
The following table reconciles the beginning and ending amount of reserve for uncertain tax positions, excluding interest and penalties.

	2021	2020	2019

	(Thousands)
Balance at January 1	$175,213	$259,588	$315,279
Additions for tax positions taken in current year	4,969	5,470	19,431
Additions for tax positions taken in prior years	1,850	7,250	8,929
Reductions for tax positions taken in prior years	—	(38,859)	(84,051)
Reductions for tax positions settled with tax authorities	—	(58,236)	—
Balance at December 31	$182,032	$175,213	$259,588

Included in the reserve for uncertain tax positions are unrecognized tax benefits of $97.8 million, $91.0 million and $150.9 million that, if recognized, would affect the effective tax rates as of December 31, 2021, 2020 and 2019, respectively. Also included in the reserve are uncertain tax positions of $97.2 million, $90.3 million and $113.7 million for the years ended December 31, 2021, 2020 and 2019, respectively, that were recorded in the Consolidated Balance Sheets as a reduction of the related deferred tax asset for general business credit carryforwards and NOLs. During 2020, the Company adjusted its tax reserves as a result of settling its 2010 to 2012 amended return refund claim with the IRS by (i) reducing the uncertain tax positions and increasing the amount of the deferred tax asset for AMT credits by $14.9 million, (ii) reducing the uncertain tax position offset to the deferred tax asset for Research and Experimentation credits by $35.3 million and (iii) writing down the deferred tax asset by $22.6 million to the settlement amount. In addition, in 2020, the Company settled a dispute related to its 2013 Pennsylvania returns and reduced the uncertain tax positions by $46.9 million and agreed to remit $33.5 million to the Commonwealth of Pennsylvania. During 2019, the Company released $84.0 million of reserves and reinstated the related deferred tax asset for AMT due to settlement of the 2013 amended return refund claim with the IRS.

The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. The Company recorded interest and penalties expense (income) of approximately $4.2 million, $(3.8) million and $3.3 million for the years ended December 31, 2021, 2020 and 2019, respectively. Interest and penalties of $15.5 million and $11.4 million were included in the Consolidated Balance Sheets at December 31, 2021 and 2020, respectively.

As of December 31, 2021, the Company believed that, as a result of potential settlements with, or legal or administrative guidance by, relevant taxing authorities or the lapse of applicable statutes of limitation, it is reasonably possible that a decrease of $125.9 million in unrecognized tax benefits related to federal tax positions may be necessary within twelve months.

The Company's consolidated U.S. federal income tax liability has been settled with the IRS through 2013. Periodically, the Company is also the subject of various state income tax examinations. As of December 31, 2021, with few exceptions, the Company is no longer subject to state examinations by tax authorities for years before 2015.

There were no material changes to the Company's methodology for accounting for unrecognized tax benefits during 2021.

The following table summarizes the source and tax effects of temporary differences between financial reporting and tax bases of assets and liabilities.

	December 31,
	2021	2020

	(Thousands)
Deferred tax assets:
NOL carryforwards	$948,707	$789,544
Net unrealized losses	456,751	43,475
Federal tax credits	83,244	79,846
Alternative minimum tax credit carryforward	81,237	81,237
Investment in Equitrans Midstream	69,159	94,689
Federal and state capital loss carryforward	32,706	28,317
Incentive compensation and deferred compensation plans	20,409	22,419
Other	2,499	1,241
Total deferred tax assets	1,694,712	1,140,768
Valuation allowances	(550,967)	(529,992)
Net deferred tax asset	1,143,745	610,776
Deferred tax liabilities:
Property, plant and equipment	(2,051,051)	(1,945,299)
Total deferred tax liabilities	(2,051,051)	(1,945,299)
Net deferred tax liability	$(907,306)	$(1,334,523)

During 2021, net deferred tax liability decreased by $427.2 million compared to 2020 due primarily to unrealized mark to market losses and net operating losses for federal and state, partly offset by increased tax depreciation in excess of book depreciation and the Company's investment in Equitrans Midstream.

As of December 31, 2021, the Company had a deferred tax asset of $244.0 million, subject to a valuation allowance of $22.8 million, related to tax benefits from federal NOL carryforwards generated prior to 2018 and expiring between 2035 and 2037. Federal NOLs generated in 2018 and thereafter are represented by a deferred tax asset of $190.0 million and will carryforward indefinitely but will be limited to offset 80% of taxable income in each year. As of December 31, 2021, the Company had a deferred tax asset of $514.7 million, subject to a valuation allowance of $426.2 million, related to tax benefits from state NOL carryforwards with expiration dates ranging from 2021 to 2041 with some being carried forward indefinitely. Due to a decrease in state apportionment rates and impairment of assets, the Company will have less realizable NOLs in future years on a separate company basis and, as such, as of December 31, 2021 the Company had a valuation allowance recorded on its property, plant and equipment state deferred tax asset of $0.3 million. In 2021, the Company incurred an unrealized gain and sold a portion of its investment in Equitrans Midstream, which generated a capital loss that will be carried back to offset capital gains recognized in an earlier year. This investment is a capital asset for tax purposes, and capital losses can only be utilized to offset a capital gain and are limited to being carried back 3 years and forward 5 years for potential utilization. Due to these limitations, the Company also recorded a valuation allowance for the portion of the capital loss recognized in excess of the carryback and any net unrealized losses against the deferred tax asset for its retained equity stake of Equitrans Midstream of $57.5 million for separate company state income tax reporting purposes and $44.0 million for federal income tax reporting purposes.

As of December 31, 2020, the Company had a deferred tax asset of $233.2 million, subject to a valuation allowance of $22.8 million, related to tax benefits from federal NOL carryforwards generated prior to 2018 and expiring between 2035 and 2037. Federal NOLs generated in 2018 and thereafter are represented by a deferred tax asset of $75.6 million and will carryforward indefinitely but will be limited to offset 80% of taxable income in each year. As of December 31, 2020, the Company had a deferred tax asset of $480.8 million, subject to a valuation allowance of $387.7 million, related to tax benefits from state NOL carryforwards with expiration dates ranging from 2021 to 2040. Due to a decrease in state apportionment rates and impairment of assets, the Company will have less realizable NOLs in future years on a separate company basis and, as such, in 2020 recorded a valuation allowance on its property, plant and equipment state deferred tax asset of $0.6 million. In 2020, the Company incurred an unrealized loss on its investment in Equitrans Midstream. This investment is a capital asset for tax purposes, and capital losses can only be utilized to offset a capital gain and are limited to being carried back three years and forward five years for potential utilization. Due to these limitations, the Company also recorded a valuation allowance on the deferred tax asset for its retained equity stake of Equitrans Midstream of $62.4 million for separate company state income tax reporting purposes and $56.4 million for federal income tax reporting purposes.

On November 12, 2018, the Company completed the separation of its midstream business, which was composed of the separately operated natural gas gathering, transmission and storage and water services businesses of the Company, from its upstream business, which is composed of the natural gas, NGLs and oil development, production and sales and commercial operations of the Company (the Separation). The Separation was effected by the transfer of the midstream business from the Company to Equitrans Midstream and the distribution of 80.1% of the outstanding shares of Equitrans Midstream's common stock to the Company's shareholders (the Distribution).

For the year ended December 31, 2019, the Company recorded a $90.9 million adjustment to retained earnings and additional paid-in-capital related to the Separation and Distribution. The Separation and Distribution resulted in the recognition of a tax gain related to a pre-Separation transaction. Recognition occurred as a result of Equitrans Midstream exiting the Company's consolidated federal filing group. The gain amount reported in the tax return was different than the amount estimated in the 2018 financial statements; therefore, the Company recorded a return-to-provision adjustment in 2019. This adjustment impacts the amount of deferred taxes transferred to Equitrans Midstream as of the Separation and Distribution date of November 12, 2018.